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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                        October 3, 2007 (October 3, 2007)


                        Ace Marketing & Promotions, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                    --------
            (State or jurisdiction of incorporation or organization)

                                    000-51160
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                            (Commission File Number)

                                   11-3427886
                                   ----------
                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
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               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.
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         Reference is made to the press release appended hereto as Exhibit 99.1.

Item 8.01 Other Events.
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         Ace Marketing & Promotions, Inc., a premier Promotional Marketing solutions company, (OTCBB: AMKT) announces its new Corporate Overview, which is available at http://www.acemarketing.net on the "About Us" tab. In addition the company has also added several new revenue stream models. The long-term strategic plan is for the Company to find new opportunities while leveraging its core competencies.

         The Company has built its business around the concept of high quality innovative branded merchandise, competitive pricing, and consistently superior customer service. Its operational platform, using top-line technology, is designed for economies of scale and ensures superior relations with major industry suppliers. The platform also provides superior support to an expanding team of experienced, well-connected salespeople who are key to acquiring new business.

         We believe the major advantage Ace holds over most companies in the promotional product industry is the ability to provide integrated business solutions to its customers as trusted advisors. The majority of companies in the promotional product industry offer only branded merchandise, whereas, Ace offers solutions in:

1.       Branded Merchandise

2.       Importing

3.       Incentive / Rewards programs

4.       Printing / Forms Management

5.       Fulfillment / Warehousing

6.       E-commerce / Website Design

7.       Database Management / Integrated Marketing Solutions

         The ability to offer multiple solutions and integrate them is what separates Ace from the average promotional product distributor. Where nearly all of the competition continues to be viewed as commodity based "order takers", our solutions based services deepen the relationship with our clients as our sales consultants become trusted advisors and Ace becomes a valued business partner. By offering more services and solutions to their customers, potential acquisitions and new recruits will have the ability to expand their present business by simply making the move to Ace. Upon integrating their client base into our system they too become trusted advisors that provide integrated business solutions instead of a commodity based promotional product salesperson. See Exhibit 99.1 for the Press Release regarding the foregoing new corporate overview.

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Item 9.01 Financial Statements and Exhibits.
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Exhibit
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99.1   Press Release dated October 3, 2007 regarding the new corporate overview.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        ACE MARKETING & PROMOTIONS, INC.


Dated:  October 3, 2007                 By: /s/ Michael D. Trepeta
                                        ----------------------------------------
                                        Michael D. Trepeta, President